                                                                   Exhibit 10.16


                    NON-REVOLVING CREDIT LINE LOAN AGREEMENT


         BY THIS AGREEMENT made and entered into as of the 14th day of March, 2001, AZCO MINING INC., a Delaware corporation, whose address is 7239 North El Mirage Road, Glendale, Arizona (hereinafter called "Borrower"), and Lawrence G. Olson, whose address is 7239 North El Mirage Road, Glendale, Arizona (hereinafter called "Lender"), for and in consideration of the recitals and mutual promises contained herein, confirm and agree as follows:

SECTION 1. GENERAL LOAN TERMS

         1.1 Subject to the conditions herein set forth, Lender agrees to loan to or for the benefit of Borrower, and Borrower agrees to draw upon and borrow, in the manner and upon the terms and conditions set forth herein, amounts that shall not exceed, in the aggregate, $800,000 (the "Loan"). Disbursements under the Loan are referred to herein individually as an "Advance" and collectively as "Advances."

         1.2 The Loan shall be a non-revolving line of credit, against which Advances may be made to Borrower, with no right of Borrower to readvance any repaid sums. Lender shall have no obligation to make any Advance that would cause the outstanding principal balance of the Loan to exceed the limitations of Paragraph 1.1 above.

         1.3 The Loan shall be evidenced by a Non-Revolving Credit Line Note in the form attached hereto as Exhibit A (the "Note") of Borrower, executed and delivered simultaneously with the execution of this Agreement, in the face amount of $800,000, payable to Lender upon the terms and conditions contained therein.

         1.4 Borrower shall reimburse Lender for the loan fees paid by Lender in connection with the Senior Loan, are composed of a $1,000 origination fee and a $250 document preparation fee. Subject to the preceding sentence, Borrower shall not be obligated to pay any loan fees in connection with the Loan.

         1.5 The Loan shall be unsecured.

         1.6 In consideration of the Loan, Borrower shall provide to Lender a warrant for the purchase of 300,000 shares of Borrower's common stock in the form attached hereto as Exhibit B (the "Warrant"), and Borrower and Lender shall enter into a Registration Rights Agreement in substantially the form attached hereto as Exhibit C.

         1.7 Lender agrees to subordinate the payment of the Loan to the payment of an unsecured convertible debenture to be issued to Luis Barrenechea in the principal amount of $450,000, pursuant a subordination agreement reasonably acceptable to Mr. Barrenechea, provided that such debenture is issued not later than 90 days after the date hereof.

SECTION 2. CONDITIONS PRECEDENT FOR CLOSING AND ADVANCES

         The obligation of Lender to make each and every Advance is subject to the following express conditions precedent, all of which shall be satisfied as of the date of the initial Advance (the "Closing Date") and the date of each and every Advance thereafter:

         2.1 Borrower shall have executed and delivered to Lender this Agreement, the Note, the Warrant and any other documents or items reasonably required by Lender to effectuate the intent of those agreements (collectively, the "Documents").

         2.2 All representations and warranties by Borrower shall remain true and correct and all agreements that Borrower is to have performed or complied with by the date of the requested Advance shall have been performed or complied with.

         2.3 No Event of Default exists, and no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute an Event of Default.

SECTION 3. REPRESENTATIONS AND WARRANTIES

         3.1 Borrower represents and warrants to Lender as follows:

                  (a) The recitals and statements of intent appearing in this Agreement are true and correct.

                  (b) Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business and is in good standing in the State of Arizona.

                  (c) Borrower has full power and authority to own its properties and assets and to carry on its business as now being conducted.

                  (d) Borrower is fully authorized and permitted to enter into the Documents, to borrow the amounts contemplated herein upon the terms set forth herein and to perform the terms of the Documents, none of which conflicts with any provision of any law, rule or regulation applicable to Borrower. The Documents are valid and binding legal obligations of Borrower, and each is enforceable in accordance with its terms.

                  (e) The execution, delivery and performance by Borrower of the Documents will not result in any breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument under which Borrower is a party or is obligated.

                  (f) No actions, suits or proceedings are pending or threatened against Borrower that might materially and adversely affect the repayment of the Loan, the performance by Borrower under the Documents or the financial condition, business or operations of Borrower.

                  (g) Each request by Borrower for an Advance shall constitute an affirmation on the part of Borrower that the representations and warranties contained herein are true and correct as of the time of such request and that the conditions precedent for such Advance, as applicable, have been fully satisfied.

         3.2 All representations and warranties made herein shall survive the execution of this Agreement, all Advances and the execution and delivery of all other documents and instruments in connection with the Loan, so long as Lender has any commitment to lend to Borrower hereunder and until the Loan and all indebtedness hereunder have been paid in full and all of Borrower's obligations hereunder have been fully discharged.

SECTION 4. WAIVER

         4.1 Borrower waives presentment, demand, protest and notices of protest, nonpayment, partial payment and all other notices and formalities except as expressly called for in this Agreement. Borrower consents to and waives notice of: (i) the granting of indulgences or extensions of time of payment, (ii) the taking or releasing of security, and (iii) the addition or release of persons who may be or become primarily or secondarily liable for the Loan or any other indebtedness arising in connection with the Loan, or any part thereof, and all in such manner and at such time as Lender may deem advisable.

         4.2 No delay or omission by Lender in exercising any right, power or remedy hereunder, and no indulgence given to Borrower, with respect to any term, condition or provision set forth herein, shall impair any right, power or remedy of Lender under this Agreement, or be construed as a waiver by Lender of, or acquiescence in, any Event of Default. Likewise, no such delay, omission or indulgence by Lender shall be construed as a variation or waiver of any of the terms, conditions or provisions of this Agreement. Any actual waiver by Lender of any Event of Default shall not be a waiver of any other prior or subsequent Event of Default or of the same Event of Default after notice to Borrower demanding strict performance.

SECTION 5. DEFAULT

         5.1 The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Agreement:

                  (a) Any failure to pay any principal or interest under the Note when the same shall become due and payable and such failure continues for 10 days after notice thereof to Borrower, or the failure to pay any other sum due under the Documents when the same shall become due and payable and such failure continues for 10 days after notice thereof to Borrower. No notice, however, shall be required after maturity of the Note.

                  (b) Any failure or neglect to perform or observe any of the covenants, conditions or provisions of the Documents (other than a failure or neglect described in one or more of the other provisions of this Paragraph 5.1) and such failure or neglect either (i) cannot be remedied, (ii) can be remedied within 30 days by prompt and diligent action, but it continues unremedied for a period of 30 days after notice thereof to Borrower, or (iii) can be remedied, although not within 30 days even by prompt and diligent action, but such remedy is not commenced within 30 days after notice thereof to Borrower or is not diligently prosecuted to completion within a total of 90 days from the date of such notice.

                  (c) Any warranty, representation or statement contained in any of the Documents or made or furnished to Lender by or on behalf of Borrower, that shall be or shall prove to have been false when made or furnished.

         5.2 Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Lender may do one or more of the following:

                  (a) Cease making Advances and declare the entire Loan and all other indebtedness of Borrower hereunder immediately due and payable, without notice or demand;

                  (b) Proceed to protect and enforce its rights and remedies under this Agreement, the Note and any other Documents; and

                  (c) Avail itself of any other relief to which Lender may be legally or equitably entitled.

         5.3 Borrower shall pay all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lender in enforcing payment and performance of the Loan and the other indebtedness and obligations of Borrower hereunder or in exercising the rights and remedies of Lender hereunder.

SECTION 6. GENERAL

         6.1 This Agreement is made for the sole protection and benefit of the parties hereto and no other person or organization shall have any right of action hereon.

         6.2 This Agreement embodies the entire Agreement of the parties with regard to the subject matter hereof. There are no representations, promises, warranties, understandings or agreements expressed or implied, oral or otherwise, in relation thereto, except those expressly referred to or set forth herein. Borrower acknowledges that the execution and delivery of this Agreement is its free and voluntary act and deed, and that said execution and delivery have not been induced by, nor done in reliance upon, any representations, promises, warranties, understandings or agreements made by Lender, its agents, officers, employees or representatives.

         6.3 No promise, representation, warranty or agreement made subsequent to the execution and delivery of this Agreement by either party hereto, and no revocation, partial or otherwise, or change, amendment or addition to, or alteration or modification of, this Agreement shall be valid unless the same shall be in writing signed by all parties hereto.

         6.4 Lender and Borrower each have separate and independent rights and obligations under this Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of Borrower and Lender for any purpose or in any respect.

         6.5 This Agreement shall survive the making of the Loan and shall continue so long as any part of the Loan, or any extension or renewal thereof, remains outstanding.

         6.6 All rights, powers and remedies granted Lender herein, or otherwise available to Lender, are for the sole benefit and protection of Lender, and Lender may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Lender is given two or more alternative courses of action, Lender may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. All monies advanced by Lender under the terms hereof and all amounts paid, suffered or incurred by Lender in exercising any authority granted herein, including reasonable attorneys' fees, shall bear interest at the highest rate payable on the Loan until paid, and shall be due and payable by Borrower to Lender immediately without demand.

         6.7 Borrower shall indemnify and hold Lender harmless from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever, including but not limited to attorneys' fees and expenses, arising out of any matter relating, directly or indirectly, to the Loan, but excluding any claim or liability which arises from the negligence or willful misconduct of Lender. This indemnity provision shall continue in full force and effect and shall survive not only the making of the Loan and all Advances but shall also survive the repayment of the Loan and the performance of all of Borrower's other obligations hereunder.

         6.8 Time is expressly made of the essence of this Agreement.

         6.9 All notices required or permitted to be given hereunder shall be in writing and may be given in person, by United States mail, by commercial delivery service, or by electronic transmission with verified receipt. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, forty-eight (48) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Agreement or such other address as that party, from time to time, may specify by notice to the other parties.

         6.10 This Agreement shall be governed by and construed according to the substantive laws of the State of Arizona, without regard to conflict of law principles. Exclusive venue for any action shall lie in the state and federal courts located in Maricopa County, Arizona.

         6.11 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns. Notwithstanding the previous sentence, Borrower shall not have the right to assign any of its rights or obligations hereunder without Lender's consent. Lender, at any time, shall have the right to sell the Loan or participation interests in the Loan and in any documents and instruments executed in connection herewith. Lender is authorized to furnish to any purchaser or participant or prospective purchaser or participant any information or document that Lender may have or obtain regarding the Loan or Borrower.

         6.12 The headings or captions of sections in this Agreement are for reference only, do not define or limit the provisions of such sections, and shall not affect the interpretation of this Agreement.

         6.13 The parties shall execute and deliver such additional documents and do such other acts so either of them may reasonably require to effectuate the intent of this Agreement as Lender may reasonably require in connection with this Loan.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.


                                        BORROWER

                                        AZCO MINING INC., a Delaware corporation


                                        By: ___________________________________

                                             Its: _____________________________



                                        LENDER


                                        _______________________________________
                                        Lawrence G. Olson

                                                                       EXHIBIT A

                         NON-REVOLVING CREDIT LINE NOTE


$800,000                                                        Phoenix, Arizona
                                                                  March 15, 2001

         FOR VALUE RECEIVED, the undersigned, AZCO MINING INC., a Delaware corporation ("Maker"), promises to pay to the order of Lawrence G. Olson at 7239 North El Mirage Road, Glendale, Arizona (together with all subsequent holders of this Note, hereinafter called "Payee"), or at such other place as Payee may from time to time designate in writing, the principal sum of EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($800,000) plus interest (based on a 360-day year and charged on the basis of actual days elapsed) from the date hereof on the principal balance from time to time outstanding as hereinafter provided, principal, interest and all other sums payable hereunder to be paid in lawful money of the United States of America as follows:

                  A. Interest shall accrue at the rate of 1% per annum in excess of the Prime Rate. The Prime Rate is defined as the interest rate per annum designated by Imperial Bank as its Prime Rate. The interest rate on this indebtedness shall change from time to time on the effective date of, and in conformity with, changes in the Prime Rate.

                  B. All accrued interest shall be due and payable on the 12th day of each and every calendar month commencing with the first month after the date of this Note.

                  C. If not earlier due and payable, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall be due and payable in full on March 12, 2002.

         Maker agrees to make all payments of principal and interest hereunder by wire transfer for intra-bank account transfer) to an account at Imperial Bank specified in writing by Payee.

         Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker, or any benefit received or to be received by Payee, in connection with this Note.

         The principal balance of this Note represents advances on a non-revolving line of credit all or any part of which may be advanced to Maker from time to time, subject to the other terms hereof and the terms contained in that Non-Revolving Credit Line Loan Agreement of even date herewith, between Maker, as borrower, and Payee, as lender (the "Loan Agreement"). The principal balance outstanding at any one time shall not exceed the face amount hereof.

         If any payment required under this Note is not paid within 10 days after the date it is due, then Maker shall pay a "late charge" equal to 5% of the amount of that payment to compensate Payee for administrative expenses and other costs of delinquent payments. This late charge may be assessed without notice, shall be immediately due and payable and shall be in addition to all other rights and remedies available to Payee.

         All payments on this Note shall be applied first to the payment of any costs, fees or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest and then to the reduction of the principal balance, or in such other order as Payee may elect.

         Maker shall have the option to prepay this Note, in full or in part, at any time, without penalty.

         Time is of the essence of this Note. At the option of Payee, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall become immediately due and payable upon the failure by Maker to pay any sum due and owing hereunder, or upon the occurrence of any Event of Default, as defined in the Loan Agreement.

         After maturity, including maturity upon acceleration, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall bear interest at a per annum rate equal to the Prime Rate plus 500 basis points. Maker shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Note.

         Failure of Payee to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

         Maker, sureties, guarantors and endorsers hereof: (a) agree to be jointly and severally bound, (b) severally waive any homestead or exemption right against said debt, (c) severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, and (d) consent that Payee may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person primarily liable hereon, and such consent shall not alter nor diminish the liability of any person.

         This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Payee and their successors and assigns.

         All notices required or permitted in connection with this Note shall be given at the place and in the manner provided in the Loan Agreement for the giving of notices.

         This Note shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date first written above.


                                        AZCO MINING INC., a Delaware corporation


                                        By: ___________________________________
                                             Its: _____________________________
                                                                          Maker

                                                                       EXHIBIT B

         THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD,PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE LAWS. THIS WARRANT MAY NOT BE EXERCISED UNLESS AT THE TIME OF SUCH EXERCISE, THE ISSUER DELIVERS A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE ACT, FORMING A PART OF A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, WHICH IS EFFECTIVE UNDER THE ACT, UNLESS IN THE OPINION OF COUNSEL TO THE CORPORATION, SUCH OFFER AND SALE IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT.

                                AZCO MINING INC.

                          COMMON STOCK PURCHASE WARRANT


         Azco Mining Inc. ("Company"), a Delaware corporation, hereby certifies that, for value received, Lawrence G. Olson ("Holder"), whose address is 7239 North El Mirage Road, Glendale, Arizona is entitled, subject to the terms set forth below at any time or from time to time after the date hereof and before the Expiration Date (as defined below), to purchase from the Company 300,000 shares ("Shares") of Common Stock, par value $.002 per share, at a price of $0.70 per Share (the purchase price per Share, as adjusted from time to time pursuant to the provisions hereunder set forth, is referred to in this Warrant as the "Purchase Price").


1.       TERM OF THE WARRANT.

         1.1 Time of Exercise. Subject to the provisions of Sections 1.5, "Transfer and Assignment," and 3.1, "Registration and Legends," this Warrant may be exercised at any time and from time to time after 9:00 a.m., Arizona time, on September 15, 2001 ("Exercise Commencement Date"), but no later than 5:00 p.m., Arizona time, on March 15, 2006 ("Expiration Date"), at which point it shall become void and all rights under this Warrant shall cease.

         1.2      Manner of Exercise.

                  1.2.1 The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the form of subscription attached hereto duly executed to the Company at its corporate office in Glendale, Arizona together with the full Purchase Price for each Share to be purchased in lawful money of the United States, or by certified check, bank draft or postal or express money order payable in United States dollars to the order of the Company, and upon compliance with and subject to the conditions set forth in this Warrant.

                  1.2.2 Upon receipt of this Warrant with the form of subscription duly executed and accompanied by payment of the aggregate Purchase Price for the Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates or other evidence of ownership, for the total number of whole Shares for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such documents to the Holder or its nominee.

                  1.2.3 If the Holder exercises this Warrant with respect to fewer than all of the Shares that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

                  1.2.4 The Company covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant, or the issue of any Shares upon the exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax, the Company shall not be required to issue such Shares.

                  1.2.5 The Company shall, at the time of any exercise of all or part of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holders shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligations of the Company to afford to such Holder any such rights.

         1.3 Exchange of Warrant. This Warrant may be split-up, combined or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Shares. If the Holder desires to split-up, combine or exchange this Warrant, it shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so split-up, combined or exchanged, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

         1.4 Holder as Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. Irrespective of the date of issue and delivery of certificates for any Shares issuable upon the exercise of the Warrant, each person in whose name any such certificate is issued shall be deemed to have become the holder of record of the Shares represented thereby on the date on which all or a portion of the Warrant surrendered in connection with the subscription therefor was surrendered and payment of the purchase price was tendered. No surrender of all or a portion of the Warrant on any date when the stock transfer books of the Company are closed, however, shall be effective to constitute the person or persons entitled to receive Shares upon such surrender as the record holder of such Shares on such date, but such person or persons shall be constituted the record holder or holders of such Shares at the close of business on the next succeeding date on which the stock transfer books are opened. Each person holding any Shares received upon exercise of the Warrant shall be entitled to receive only dividends or distributions payable to holders of record on or after the date on which such person shall be deemed to have become the holder of record of such Shares.

         1.5 Transfer and Assignment. This Warrant may not be sold, hypothecated, exercised, assigned or transferred except in accordance with and subject to the provisions of the Securities Act of 1933, as amended ("Act").

         1.6 Method for Assignment. Any assignment permitted under this Warrant shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee designated in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the corporate office of the Company together with a written notice signed by the Holder, specifying the names and denominations in which such new Warrants are to be issued.

         1.7 Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or consent or receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following shall occur:

                  1.7.1 The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                  1.7.2 The Company shall offer to the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                  1.7.3 There shall be proposed any capital reorganization or reclassification of the Common Stock, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another entity; or

                  1.7.4 There shall be proposed a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall cause to be mailed to the Holder, at the earliest practicable time (and, in any event, not less than thirty

(30) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken to determine the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the Common Stock and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Warrant shall terminate). Without limiting the obligation of the Company to provide notice to the holder of actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such action of the Company.

         1.8 Lost Warrant Certificate(s). Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction of reasonably satisfactory indemnification, including a surety bond if required by the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will cause to be executed and delivered a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         1.9 Covenants of the Company. The Company covenants and agrees as follows:

                  1.9.1 At all times it shall reserve and keep available for the exercise of this Warrant into Common Stock such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant into Common Stock; and

                  1.9.2 All Shares issued upon exercise of the Warrant shall be duly authorized, validly issued and outstanding, fully-paid and non-assessable.

2.       ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES PURCHASABLE UPON
         EXERCISE.

         2.1 Recapitalization. The number of Shares purchasable on exercise of this Warrant and the purchase price therefor shall be subject to adjustment from time to time in the event that the Company shall: (i) pay a dividend in, or make a distribution of, shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) spin-off a subsidiary by distributing, as a dividend or otherwise, shares of the subsidiary to its stockholders. In any such case, the total number of shares purchasable on exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, at the same aggregate purchase price, the number of shares of Common Stock that the

Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Warrant been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this Paragraph 2 shall, in the case of a stock dividend or distribution, be made as of the record date and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of any adjustment pursuant to this Paragraph 2, the Holder shall become entitled to receive shares of two or more classes of series of securities of the Company, the Board of Directors of the Company shall equitably determine the allocation of the adjusted purchase price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

         2.2 Merger or Consolidation. In the event of any reorganization or recapitalization of the Company or in the event the Company consolidates with or merges into another entity or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, on exercise of this Warrant as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled, and the documents executed to effectuate such event shall so provide, to receive the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto. In such case, the terms of this Warrant shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Warrant after such consummation. and as an exchange for a larger or smaller number of shares, as the case may be.

         2.3 Notice of Dissolution or Liquidation. Except as otherwise provided in Section 2.2, "Merger or Consolidation," in the case of any sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company, or in the case of the dissolution, liquidation or winding-up of the Company, all rights under this Warrant shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement date. Notice of such termination of purchase rights shall be given to the Holder at least thirty (30) days prior to such termination date.

         2.4 Statement of Adjustment. Any adjustment pursuant to the provisions of this Section 2 shall be made on the basis of the number of Shares which the Holder would have been entitled to acquire by exercise of this Warrant immediately prior to the event giving rise to such adjustment and, as to the Purchase Price in effect immediately prior to the rise to such adjustment. Whenever any such adjustment is required to be made, the Company shall forthwith determine the new number of Shares which the Holder hereof shall be entitled to purchase hereunder and/or such new Purchase Price and shall prepare, retain on file and transmit to the Holder within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment.

         2.5 No Fractional Shares. The Company shall not issue any fraction of a Share in connection with the exercise of this Warrant, and in any case where the Holder would, except for the provisions of this Section 2.5, be entitled under the terms of this Warrant to receive a fraction of a Share upon such exercise, the Company shall upon the exercise and receipt of the Purchase Price, issue the largest number of whole Shares purchasable upon exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a Share to which the Holder would otherwise be entitled. The Holder, by the acceptance of this Warrant, expressly waives his right to receive a certificate for any fraction of a Share upon exercise hereof.

         2.6 No Change in Form Required. The form of Warrant need not be changed because of any change pursuant to this Section 2 in the Purchase Price or in the number of Shares purchasable upon the exercise of a Warrant, may state the same Purchase Price and the same number of shares of Common Stock as are stated in the Warrants initially issued pursuant to the Agreement.

3.       REGISTRATION UNDER THE SECURITIES ACT OF 1933.

         3.1 Registration and Legends. The Holder understands that (i) the Company has not registered the Warrant or the Shares under the Act, or the applicable securities laws of any state in reliance on exemptions from registration and (ii) such exemptions depend upon the Holder's investment intent at the time the Holder acquires the Warrant or the Shares. The Holder therefore represents and warrants that it is acquiring the Warrant, and will acquire the Shares, for the Holder's own account for investment and not with a view to distribution, assignment, resale or other transfer of the Warrant or the Shares. Because the Warrant and the Shares are not registered, the Holder is aware that the Holder must hold them indefinitely unless they are registered under the Act and any applicable securities laws or the Holder must obtain exemptions from such registration. Upon exercise, in part or in whole, of this Warrant, the Shares shall bear the following legend:

The shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act") or any applicable state securities laws, and they may not be offered for sale, sold, transferred, pledged or hypothecated without an effective registration statement under the Securities Act and under any applicable state securities laws, or an opinion of counsel, satisfactory to the company, that an exemption from such registration is available.

         3.2 No-Action Letter. The Company agrees that it will be satisfied that no post-effective amendment or new registration is required for the public sale of the Shares if it shall be presented with a letter from the Staff of the Securities and Exchange Commission ("Commission"), stating in effect that, based upon stated facts which the Company shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the Commission if such Shares are offered and sold without delivery of a prospectus, and that, therefore, no Registration Statement under which such shares are to be registered is required to be filed.

         3.3 Agreements. The agreements in this Section shall continue in effect regardless of the exercise and surrender of this Warrant.

4. RESERVATION OF SHARES. The Company shall at all times reserve, for the purpose of issuance on exercise of this Warrant such number of shares of Common Stock or such class or classes of capital stock or other securities as shall from time to time be sufficient to comply with this Warrant and the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized and unissued Common Stock or such other class or classes of capital stock or other securities to such number as shall be sufficient for that purpose.

5. SURVIVAL. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Warrant and any investigation at any time made by or on behalf of any parties hereto and the exercise, sale and purchase of this Warrant (and any other securities or property) issuable on exercise hereof.

6. REMEDIES. The Company agrees that the remedies at law of the Holder, in the event of any default or threatened default by the Company in the performance or compliance with any of the terms of this Warrant, may not be adequate and such terms may, in addition to and not in lieu of any other remedy, be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

7.       OTHER MATTERS.

         7.1 Binding Effect. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

         7.2 Notices. Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, as follows:

                         Azco Mining Inc.
                         7239 North El Mirage Road
                         Glendale, Arizona  85307
                         Attn: Vice President - Finance

Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at the Holder's last known address as it shall appear on the books of the Company.

         7.3 Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Arizona.

         7.4 Parties Bound and Benefited. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, its successors and, if permitted, its assignees.

         7.5 Headings. The Article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.


         IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 15th day of March, 2001.


                                       Azco Mining Inc.



                                       By: ____________________________________
                                             Vice President - Finance



                                AZCO MINING INC.

                                   ASSIGNMENT


         FOR VALUE RECEIVED, ____________________________________ hereby sells, assigns and transfers unto __________________________ _____________________ the within Warrant and the rights represented thereby, and does hereby irrevocably constitute and appoint __________________________________________ Attorney, to
transfer said Warrant on the books of the Company, with full power of substitution.

Dated: _____________________________


                                       Signed: ________________________________

                                       Print Name: ____________________________

                                SUBSCRIPTION FORM

                                AZCO MINING INC.
                            7239 NORTH EL MIRAGE ROAD
                             GLENDALE, ARIZONA 85307

Re: Warrant to Purchase 300,000 shares of common stock, par value $.002 per share ("Common Stock") of Azco Mining Inc., a Delaware corporation (the "Company"), dated March __, 2001 (the "Warrant").


         The undersigned hereby irrevocably subscribes for the purchase of _____ shares of Common Stock (the "Shares"), pursuant to and in accordance with the terms and conditions of the Warrant, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below, and, if such number of Shares shall not be all of the Shares purchasable hereunder, then a new Warrant of like tenor for the balance of the remaining Shares purchasable under this Warrant be delivered to the undersigned at the address stated below.

         The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such Shares, unless either (a) a registration statement, or post-effective amendment thereto, covering such Shares have been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended ("Act"), and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to the Company satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the Common Stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) the Company may affix the legend set forth in Section 3.1 of this Warrant to the certificates for Shares hereby subscribed for, if such legend is applicable.


Dated: _________________________       Signed: ________________________________

                                       Address: _______________________________

                                                                       EXHIBIT C





                                AZCO MINING INC.







                          REGISTRATION RIGHTS AGREEMENT





                                 March 15, 2001









                                Lawrence G. Olson
                                   as Investor




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
1.       Certain Definitions.............................................   1

2.       Registration Requirements.......................................   2

3.       Registration Procedures.........................................   3

4.       Suspensions of Effectiveness....................................   4

5.       Indemnification.................................................   5

6.       Contribution....................................................   7

7.       Survival........................................................   8

8.       Transfer or Assignment of Rights................................   8

9.       Miscellaneous...................................................   8

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Rights Agreement"), entered into as of March 15, 2001, between Lawrence G. Olson (the "Investor") and Azco Mining Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Investor have entered into a Non-Revolving Credit Line Agreement pursuant to which the Investor has loaned $800,000 to the Company (the "Agreement"); and

         WHEREAS, pursuant to the Agreement, the Company issued to the Investor a Warrant (the "Warrant") to purchase 300,000 shares of the Company's common stock, par value $.002 per share ("Common Stock"), at a purchase price of $0.70 per share (the common stock to be purchased thereunder, the "Warrant Stock"); and

         WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's commitment to enter into the Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Warrant Stock as set forth in this Rights Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreement and this Rights Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intended to be legally bound hereby, the Company and the Investor agree as follows:

         1. Certain Definitions. The following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Principal Market" shall mean the American Stock Exchange, the Nasdaq National Market, Nasdaq SmallCap Market, Nasdaq OTC Bulletin Board or any similar organization or agency succeeding such market or exchange's functions of reporting prices, whichever is at the time the principal U.S. trading exchange or market for the Common Stock.

         "Register," "Registered" and "Registration" shall refer to a registration effected by preparing and filing an appropriate registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Securities Act" shall mean the U.S. Securities Act of 1933, as amended.

         Registration Requirements.

                  (a) Subject to the terms and conditions of this Rights Agreement, and unless earlier registered pursuant to Section 2(b) hereof, the Company shall file with the Commission no later than 45 days after the date Investor shall have purchased, in the aggregate, 50% of all the shares of Warrant Stock purchasable under the Warrant, an appropriate registration statement on Form S-3 (or any successor or other appropriate form) under the Securities Act for the registration of the Warrant Stock (the "Registration Statement"). Furthermore, at the time of filing of the Registration Statement, the Company shall file (A) such blue sky filings as shall have been requested by the Investor; and (B) any required filings with the National Association of Securities Dealers, Inc. or exchange or market where the Warrant Stock is traded. The Company shall use its reasonable best efforts to have all filings declared effective as promptly as practicable.

                  (b) (i) If the Company proposes to register any Common Stock under the Securities Act (other than (1) a registration relating solely to the sale of securities to participants in a Company stock plan, (2) a registration relating solely to a transaction described in Rule 145 under the Securities Act,
(3) a registration on any form that may not be used for the Warrant Stock, (4) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered or
(5) a registration pursuant to Section 2(a)), whether for its own account or for the account of any stockholder, the Company shall promptly, but not later than 30 days prior to the initial filing of such registration statement, give the Investor written notice of such registration setting forth the intended method of disposition, the maximum proposed offering price, commissions and discounts in connection therewith and other relevant information. Upon the written request of the Investor given within 20 days after the giving of such notice by the Company, the Company shall, subject to the provisions of this Section 2(b), cause to be registered under the Securities Act all of the Warrant Stock which the Investor requests to be registered by inclusion of such Warrant Stock in the registration statement which covers the securities which the Company proposes to register; provided, that if, at any time after giving written notice of its intention to register any Common Stock and prior to the effective date of the registration statement filed in connection therewith, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Investor and, thereupon, (1) in the case of a determination not to register, shall be relieved of its obligation to register any Warrant Stock in connection with such registration, and (2) in the case of a determination to delay registering, shall be permitted to delay registering any Warrant Stock for the same period as the delay in registering such other securities.

         (ii) Underwriting; Limitation due to Marketing Factors. If a registered offering under this Section 2(b) involves an underwriting (whether firm commitment, best efforts or otherwise, including any transaction pursuant to which a selling shareholder is deemed to be an underwriter under the Securities Act), the Company shall not be required to include any Warrant Stock in such registration unless the Investor accepts the terms of the underwriting as agreed upon between the Company or the persons entitled to select the underwriters, as the case may be, and the underwriters thereof. Notwithstanding any other provision of this Section 2(b), if the total amount of securities, including Warrant Stock, requested by shareholders to be included in any offering registered pursuant to this Section 2(b) exceeds the amount of securities sold other than by the Company, or if such registration is initiated by shareholders of the Company, by such initiating shareholders, that the underwriters determine in their reasonable discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Warrant Stock, which the underwriters determine in their reasonable discretion will not jeopardize the success of the offering. The securities in excess of the securities to be sold by the Company or the initiating shareholders, as the case may be, shall be apportioned first, to all requesting shareholders in proportion (as nearly as practicable) to the amount of securities requested to be included by shareholders, and second, to the Company, if such registration is initiated by shareholders of the Company.

         (c) Notwithstanding anything to the contrary herein, the Company shall not be required to register any shares of Common Stock which may be sold under paragraph (k) of Rule 144 promulgated under the Securities Act.

         3. Registration Procedures. At its expense, the Company will use its reasonable best efforts to:

                  (a) Keep such registration effective for a period of twenty-four (24) months, as extended pursuant to Section 4 hereof.

                  (b) Furnish such number of prospectuses and amendments and supplements thereto, and other documents incident thereto as the Investor from time to time may reasonably request;

                  (c) Prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such prospectus;

                  (d) Notify the Investor and its counsel (as designated in writing by the Investor) promptly, and confirm such notice (a "Notice") in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Warrant Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event as a result of which the prospectus included in the Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment;

                  (e) Upon the occurrence of any event contemplated by Section 3(d)(ii)-(vi) (unless a Blocking Notice shall be in effect) and immediately upon the expiration of any Blocking Notice (as defined in Section 4), prepare, if the occurrence of such event or period requires such preparation, a supplement or post-effective amendment to the Registration Statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Warrant Stock being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading;

                  (f) Obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification of any of the Warrant Stock for sale in any jurisdiction, as promptly as practicable;

                  (g) Cause all Warrant Stock subject to the Registration Statement at all times to be registered or qualified for offer and sale under the securities or blue sky laws of such jurisdictions as the Investor reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the period the Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Warrant Stock covered by the Registration Statement; provided, however, that the Company will not be required to qualify to do business or take any action that would subject it to taxation or general service of process in any jurisdiction where it is not then so qualified or subject; and

                  (h) Cause all Warrant Stock included in such Registration Statement to be listed, by the date of first sale of Warrant Stock pursuant to such Registration Statement, on the Principal Market.

         4. Suspensions of Effectiveness. The Company may suspend dispositions under the Registration Statement and notify the Investor that it may not sell the Warrant Stock pursuant to any Registration Statement or prospectus (a "Blocking Notice") if the Company's management determines in its good faith judgment that the Company's obligation to ensure that such Registration Statement and prospectus are current and complete would require the Company to take actions that might reasonably be expected to have a materially adverse effect on the Company and its shareholders. The Investor agrees by acquisition of the Warrant Stock that, upon receipt of a Blocking Notice or "Prospectus Inadequacy Notice" from the Company of the existence of any fact of the kind described in the following sentence, the Investor shall not dispose of, sell or offer for sale the Warrant Stock pursuant to the Registration Statement until such Investor receives (i) copies of the supplemented or amended prospectus, or until counsel for the Company shall have determined that such disclosure is not required due to subsequent events, (ii) notice in writing (the "Advice") from the Company that the use of the prospectus may be resumed and (iii) copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Pursuant to the immediately preceding sentence, the Company may provide such Prospectus Inadequacy Notice to the Investor upon the determination by the Company of the existence of any fact or the happening or any event that makes any statement of a material fact made in the Registration Statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the prospectus, in order to make the statements therein not misleading in any material respect. If so directed by the Company in connection with any such notice, each Investor will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Investor's possession, of the prospectus covering such Warrant Stock that was current immediately prior to the time of receipt of such notice. Delivery of a Blocking Notice or Prospectus Inadequacy Notice and the related suspension of any Registration Statement shall not constitute a default under this Rights Agreement.

         5. Indemnification.

                  (a) Company Indemnity. The Company will indemnify the Investor, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement, notification or the like or any amendment thereto) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Investor, each of its officers, directors and partners, and each person controlling the Investor, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) that is made in reliance upon and in conformity with written information furnished to the Company by the Investor and stated to be specifically for use therein. In addition to any other information furnished in writing to the Company by the Investor, the information in the Registration Statement concerning the Investor under the caption "Plan of Distribution" (or any similarly captioned Section containing information required pursuant to Item 508 of Regulation S-K) shall be deemed information furnished in writing to the Company by the Investor to the extent it conforms to information actually supplied in writing by the Investor. The indemnity agreement contained in this
Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

                  (b) Investor Indemnity. The Investor will indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by the Registration Statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the rules and regulations thereunder, and each of their officers, directors and partners, and each person controlling such other Investor (if any), and each of their officers, directors, and partners, and each person controlling such other Investor against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement (or any amendment thereto) or prospectus or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and its directors, officers and partners, or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the Investor and stated to be specifically for use therein, and provided that the Investor shall not be liable under this indemnity for an amount in excess of the proceeds received by the Investor from the sale of the Warrant Stock pursuant to such Registration Statement. In addition to any other information furnished in writing to the Company by the Investor, the information in the Registration Statement concerning the Investor under the caption "Plan of Distribution" (or any similarly captioned Section containing information required pursuant to Item 508 of Regulation S-K) shall be deemed information furnished in writing to the Company by the Investor to the extent it conforms to information actually supplied in writing by the Investor. The indemnity agreement contained in this
Section 5(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the written consent of the Investor (which consent shall not be unreasonably withheld).

                  (c) Procedure. Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. The Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Party, provided, however, that if separate firm(s) of attorneys are required due to a conflict of interest, then the indemnifying party shall be liable for the reasonable fees and expenses of one additional firm. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         6. Contribution. If the indemnification provided for in Section 5 hereof is unavailable to the Indemnified Party in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Investor on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investor on the one hand or underwriters, as the case may be, on the other from the offering of the Warrant Stock, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Investor on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

         The relative benefits received by the Company on the one hand and the Investor on the other shall be deemed to be in the same proportion as the proceeds from the offering of Warrant Stock by the Company to the Investor pursuant to this Rights Agreement bear to the proceeds received by the Investor from the sale of Warrant Stock pursuant to the Registration Statement. The relative fault of the Company on the one hand and of the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Investor.

         In no event shall the obligation of any Indemnifying Party to contribute under this Section 6 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 5(a) or Section 5(b) hereof had been available under the circumstances.

         The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, the Investor shall not be required to contribute any amount in excess of the amount by which the total price at which the shares of Warrant Stock offered by the Investor and distributed to the public, or offered to the public, exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. Survival. The indemnity and contribution agreements contained in
Section 5 and Section 6 shall remain operative and in full force and effect regardless of (i) any termination of the Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (iii) the consummation of the sale or successive resales of the Registrable Securities.

         8. Transfer or Assignment of Rights. Neither this Rights Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person.

         9. Miscellaneous.

                  (a) Entire Agreement. This Rights Agreement, together with the Agreement, contains the entire understanding and agreement of the parties relating to the registration of Registrable Securities, and may not be modified or terminated except by a written agreement signed by both parties.

                  (b) Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Rights Agreement shall be in writing and shall be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid, or delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice: If to the Company, to:

         Azco Mining Inc.
         7239 North El Mirage Road
         Glendale, Arizona  85307
         Attn:  Vice President - Finance
         Tel: 623-935-0774
         Fax: 623-935-0781

                  With a copy (which shall not constitute notice) to:

         Quarles & Brady Streich Lang LLP
         Renaissance One
         Two North Central Avenue
         Phoenix, Arizona 85004
         Attn: Steven P. Emerick
         Tel: (602) 230-5500
         Fax: (602) 230-5598

                  If to the Investor, to

         Lawrence G. Olson
         7239 North El Mirage Road
         Glendale, Arizona  85307
         Tel: 623-935-0774
         Fax: 623-935-0781


                  With a copy (which shall not constitute notice) to:

         [Olson counsel]

         Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile during normal business hours of the recipient. Notice otherwise sent as provided herein shall be deemed given on the third business day following the date mailed or on the second business day following delivery of such notice by a reputable air courier service.

                  (c) Registration Expenses. The Company shall be responsible for the expenses to be incurred by the Company in connection with Investor's exercise of its registration rights under this Rights Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits that may be required in connection herewith.

                  (d) Gender of Terms. All terms used herein shall be deemed to include the feminine and the neuter, and the singular and the plural, as the context requires.

                  (e) GOVERNING LAW. THIS RIGHTS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ARIZONA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                  (f) Titles. The titles used in this Rights Agreement are used for convenience only and are not to be considered in construing or interpreting this Rights Agreement.

                  (g) Counterparts. This Rights Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (h) "Market Stand-off" Agreement. The Investor hereby agrees that he shall not, to the extent requested by the Company or an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of any Common Stock, including Warrant Shares, in a market transaction during the seven days prior to and 180 days following the effective date of a registration statement of the Company filed under the Securities Act, but only if:

                  (i) the Investor is entitled under Section 2 to participate in such registration (provided that such agreement shall not apply to any shares which are included in any such registration); and

                  (ii) all officers and directors of the Company and shareholders who beneficially own more than 5% of the Company's outstanding Common Stock (determined on a fully diluted basis) and all other persons with registration rights enter into similar agreements.

         IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed as of the date first above written.



AZCO MINING INC.



By: ______________________________        By:  ________________________________
    Name: ________________________             Lawrence G. Olson
    Title: _______________________